UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 776-6804

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	NYSE American
Warrants, exercisable for one share of Common Stock	NSPR.WS	NYSE American
Series B Warrants, exercisable for one share of Common Stock	NSPR.WSB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 14, 2021, InspireMD, Inc. (the “Company”) held a special meeting of the stockholders (the “Special Meeting”).  At the Special Meeting, the following two proposals were submitted to a vote of the Company’s stockholders:

(1)	Authorization of the board of directors, in its discretion but prior to the annual meeting of our stockholders in 2021, to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-5 to 1-for-20, such ratio to be determined by the board of directors (the “Reverse Stock Split Proposal”).

(2)	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal (the “Adjournment Proposal”).

For more information about the foregoing proposals, see the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on February 11, 2021. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon are set forth below:

(1)	Approval of the Reverse Stock Split Proposal:

For	Against	Abstain
56,401,439	8,114,228	400,361

(2)	Not applicable

Since the Reverse Stock Split Proposal was approved, the number of votes cast with respect to the proposal to approve an adjournment of the Special Meeting was not tabulated.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 8.01	Other Events

On April 14, 2021, following the approval of the Reverse Stock Split Proposal by the stockholders of the Company, as set forth in Item 5.07, the Board of Directors of the Company resolved to set a ratio of 1-for-15 for the reverse stock split of the Company’s common stock and to set an effective date of April 26, 2021 for the reverse stock split. The Company’s common stock is expected to begin trading on a post-reverse stock split basis on the NYSE American exchange on April 27, 2021, with a new CUSIP of 45779A 846.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release of InspireMD, Inc. announcing its reverse stock split of its common stock at a ratio of 1-for-15 , issued on April 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: April 14, 2021	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer